Investor Presentation December 2016 © Hilton Grand Vacations Proprietary Exhibit 99.2

D I S C L A I M E R
2
© Hilton Grand Vacations Proprietary
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended.  These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the proposed spin-offs and other non-historical statements.  You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the timeshare industry, risks related to financing transactions expected to be consummated in connection with the spin-off, macroeconomic factors beyond our control, competition for timeshare sales, risks related to doing business with third-party developers, performance of our information technology systems, risks of doing business outside of the United States and our indebtedness, as well as those described under the section entitled “Risk
Factors” in our effective Registration Statement on Form 10, as filed with the Securities and Exchange Commission (“SEC”) on November 30, 2016.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
This presentation is not an offer to sell or the solicitation of an offer to buy any securities of the company, nor will there be any sales of securities of the company in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
This presentation includes certain non-GAAP financial measures, including net income before interest expense, income tax expense, depreciation and amortization (“Adj.
EBITDA”), Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Contract Sales, Free Cash Flow and Return on Invested Capital (“ROIC”). Non-GAAP financial measures
Adj. EBITDA, Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix and footnotes of this presentation for a reconciliation of the historical and forward-looking non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 ROBERT LAFLEUR Vice President Investor Relations, Hilton Grand Vacations © Hilton Grand Vacations Proprietary

MARK WANG President & CEO, Hilton Grand Vacations 5 © Hilton Grand Vacations Proprietary

Hilton Grand Vacations
RESORTS
CLUB MEMBERSHIP
POINTS
OWNERSHIP
SIGN IN
WELCOME TO HGV
Open up a world of Grand Vacations
EXPLORE
owner@hgvc.com
****
SIGN IN

6 © Hilton Grand Vacations Proprietary

Hilton Grand Vacations

RESORTS · CLUB MEMBERSHIP · POINTS · OWNERSHIP

Welcome, Mark

Account Profile

Welcome Back, Mark

Member No. 1-123456 Member Since **January 1998**

Edit Profile Switch Accounts

Points Summary

All Available

16,600
All Available
Points Summary

Points Summary

Bay Club	7,000
Lagoon Tower	9,600

Home Weeks

2 · Bedroom
Bay Club
7,000

Starting at
7,000
TOTAL POINTS

VIEW & BOOK

2 · Bedroom
Lagoon Tower
9,600

Starting at
9,600
TOTAL POINTS

VIEW & BOOK

7 © Hilton Grand Vacations Proprietary

8 © Hilton Grand Vacations Proprietary V A C A T I O N O W N E R S H I P I S F L E X I B L E (1) As of October 2016 Source: Company reports

9 © Hilton Grand Vacations Proprietary

10 G R A N D I S L A N D E R © Hilton Grand Vacations Proprietary

E X C E P T I O N A L V A C A T I O N O F F E R I N G S GRAND WAIKIKIAN Waikiki, Hawaii 11 © Hilton Grand Vacations Proprietary

E X C E P T I O N A L V A C A T I O N O F F E R I N G S GRAND WAIKIKIAN Waikiki, Hawaii 12 Standard hotel room © Hilton Grand Vacations Proprietary

E X C E P T I O N A L V A C A T I O N O F F E R I N G S GRAND WAIKIKIAN Waikiki, Hawaii 13 Standard hotel room © Hilton Grand Vacations Proprietary

14 High-Quality Customer © Hilton Grand Vacations Proprietary

We consider our 265,000 members to be among the highest quality in the industry with:
93%
Homeowners
(Owners as of 9/30/16)
$113,000
Average Household
Income
(Owners as of 9/30/16)
25
Leisure Travel
Days Per Year
15
H I G H -
Q U A L I T Y ,   L O Y A L   C U S T O M E R S
© Hilton Grand Vacations Proprietary

We consider our 265,000 members to be among the highest quality in the industry with:
16
H I G H -
Q U A L I T Y ,   L O Y A L    C U S T O M E R S
Baby Boomers
Millennials
Generation X
(2016 New Owners)
© Hilton Grand Vacations Proprietary

We consider our 265,000 members to be among the highest quality in the industry with:
17
H I G H -
Q U A L I T Y ,   L O Y A L    C U S T O M E R S
1.78%
Delinquency Rate
(For Loans Over 30 Days
Past Due Not in Default)
(As of 9/30/16)
2.84%
Loan Default Rate
(Year ended 12/31/15)
736
Weighted Average
Fico Score
(9 months ended 9/30/16)
(1) For
new
loans
to
U.S.
and
Canadian
borrowers
at
the
time
of
origination;
(2)
2.2%
HOA
delinquency
rate
for
the
year
ended
12/31/15
Source: Company analysis
© Hilton Grand Vacations Proprietary
1
2

T H E   N E W   P A R A D I G M  I N   V A C A T I O N   O W N E R S H I P
18
(1) Approximate Third Party based on a range of product cost times sales value of inventory. (2) 37/9 assets in Resort/Urban destinations, respectively
© Hilton Grand Vacations Proprietary

T H E N E W P A R A D I G M I N V A C A T I O N O W N E R S H I P 19 (2) 37/9 assets in Resort/Urban destinations, respectively © Hilton Grand Vacations Proprietary

T H E N E W P A R A D I G M I N V A C A T I O N O W N E R S H I P 20 (1) Approximate Third Party based on a range of product cost times sales value of inventory. © Hilton Grand Vacations Proprietary

T H E N E W P A R A D I G M I N V A C A T I O N O W N E R S H I P 21 © Hilton Grand Vacations Proprietary

T H E N E W P A R A D I G M I N V A C A T I O N O W N E R S H I P 22 © Hilton Grand Vacations Proprietary

T
H
E
N
E
W
P
A
R
A
D
I
G
M
I
N
V
A
C
A
T
I
O
N
O
W
N
E
R
S
H
I
P
23
(1) Approximate Third Party based on a range of product cost times sales value of inventory. (2) 37/9 assets in Resort/Urban destinations, respectively
© Hilton Grand Vacations Proprietary

L I N E S O F B U S I N E S S Rental & Ancillary Financing Club & Resort Real Estate 24 © Hilton Grand Vacations Proprietary

C
U
S
T
O
M
E
R
L
I
F
E
C
Y
C
L
E
25
First Time Buyer
•
Deeded timeshare
•
Real Estate margin 27.5%
YE 2015
Real Estate
Credit
•
Loans to high-quality
customers
•
Interest income
•
Origination and servicing
fees
Financing
Dues & Fees
•
Manage resort HOAs –
HOA management fees
•
Operate
HGV
Club
–
Club
enrollment fees, annual
membership dues and
transaction fees
Club & Resort
On Property
•
Market transient rental –
rental revenues
•
Retail, F&B and spa
revenues
Rental & Ancillary
Additional Purchase
•
Second sale Real Estate
revenue
•
Incremental Management
Fees, Financing, Rental &
Ancillary Revenue
Real Estate
© Hilton Grand Vacations Proprietary

Note: (1) Average, including spend related to follow-on VOI purchases, adjusted for defaults and share of customers financing; includes all interest revenue for contract sales; (2) Rental sales and retail sales associated with transient and marketing stays not attributed to members.
Analysis represents ancillary spend and excludes rental.
Source: Company analysis
R
E
V
E
N
U
E
L
I
F
E
C
Y
C
L
E
We expect to generate 60% of a customer’s lifetime value after the initial purchase.
26
© Hilton Grand Vacations Proprietary

R
E
V
E
N
U
E
L
I
F
E
C
Y
C
L
E
We expect to generate 60% of a customer’s lifetime value after the initial purchase.
27
Note: (1) Average, including spend related to follow-on VOI purchases, adjusted for defaults and share of customers financing; includes all interest revenue for contract sales; (2) Rental sales and retail sales associated with transient and marketing stays not attributed to members.
Analysis represents ancillary spend and excludes rental.
Source: Company analysis
© Hilton Grand Vacations Proprietary

$1.0B
Annual Industry
VOI Sales
Consumer
protection
Single Location
Limited
Single-week
Classified by Small
Independent Players
$8.6B
Annual Industry
VOI Sales
Meaningful Consumer
Protection
Points-based
Global Network
Led by Major
Hospitality
Brands
DNC
Cool
Off
Lending
Laws
Home
Stay
IN-Network
Exchange
Hotel
Exchange
Other (RCI,
Airline, Car)
Now: 2016
E
V
O
L
U
T
I
O
N
O
F
T
H
E
T
I
M
E
S
H
A
R
E
I
N
D
U
S
T
R
Y
Source:
AIF,
Sate
of
the
Vacation
Timeshare
Industry
–
Shared
Vacation
Ownership,
2016
edition
28
Then: 1985
© Hilton Grand Vacations Proprietary

C
O
N
S
I
S
T
E
N
T
G
R
O
W
T
H
(1)
Unless
otherwise
noted,
HGV
Net
VOI
Sales
data
from
historical
financial
statements.
1992
–
1998
HGV
Net
VOI
Sales
estimated
due
to
lack
of
historic
data.Note:
(*)
Started
as
Orange
Lake
Resort
(**)
Wyndham
predecessor
Fairfield
entered
the
market
in
1966,
but
went
bankrupt
in
1990.
It
emerged
as
the
first
vacation
ownership
company
to
use
a
points-based
model.
Source:
ARDA;
public
financials;
company
reports
.
29
© Hilton Grand Vacations Proprietary

S T R O N G  M A R K E T  P O S I T I O N I N G
(1) Starwood Vacation Ownership acquired by Interval Leisure Group in May 2016.
Source: Company Financials
Trailing 12-Month Sales
Relative to Calendar Year 2007
30
HGV Market Share: 5%
12%
(‘07-‘15)
© Hilton Grand Vacations Proprietary

S T R O N G M A R K E T P O S I T I O N I N G (1) Starwood Vacation Ownership acquired by Interval Leisure Group in May 2016. Source: Company Financials © Hilton Grand Vacations Proprietary 31

H G V ’ S  K E Y  D R I V E R S :  D E M A N D ,  E N G A G E M E N T  A N D  I N V E N T O R Y
Source: Company reports
32
Revenue Growth
2015 Real Estate Revenue $949M
2013-2015 CAGR 10%
Demand
Approximately 300k
owners/new customer tours
Customer
Engagement
Supply
© Hilton Grand Vacations Proprietary

H I G H L Y E F F E C T I V E C U S T O M E R E N G A G E M E N T M O D E L 33 © Hilton Grand Vacations Proprietary Tours (000s)

M A R K E T I N G   C H A N N
E L S
YTD 9/30/16
Marketing Mix
34
© Hilton Grand Vacations Proprietary
88% Hilton
Affiliated
Channels
Hilton Hotel
Marketing
8%
Non-Hilton
Affiliate
12%
In House
25%
Direct
Marketing
49%
Club Direct
6%

H I G H L Y E F F E C T I V E C U S T O M E R E N G A G E M E N T M O D E L Sophisticated and high-tech experience for customers 35 © Hilton Grand Vacations Proprietary

H I G H L Y E F F E C T I V E C U S T O M E R E N G A G E M E N T M O D E L Premium closing rates, cost effective model and high rate of repeat purchase 36 © Hilton Grand Vacations Proprietary

S C A L E   A N D   S T R A T E G I C   D I S T R I B U T I O N   L O C A T I O N S
(1) Japan Population
Source: In-Market Tourist Travel Board
Note: Numbers denote annual visitation
Hawaii 8M
Southern California 34M
New York 58M
Las Vegas 40M
Japan 126M
Myrtle Beach 22M
D.C. 19M
Orlando 63M
37
v
200M+
© Hilton Grand Vacations Proprietary
1

N E T O W N E R G R O W T H Member Growth (1999 – 2015) 38 © Hilton Grand Vacations Proprietary

Capital-Efficient Business Model 39 © Hilton Grand Vacations Proprietary

C A P I T A L -
E F F
I C I E N T   B U S I N E S S
M O D E L
Inventory Sources
as a Percentage of 2015 Contract Sales ($1,068 million)
Developed
-
VOI inventory sourced
from projects developed by HGV
Just-in-Time
-
VOI inventory sourced
in transactions that are designed to
closely correlate the timing of the
acquisition to the sale
Fee-for-Service
-
VOI inventory HGV
sells and manages on behalf of
third-party developers
40
© Hilton Grand Vacations Proprietary

C A P I T A L -
E F F
I C I E N T   B U S I N E S S
M O D E L
HGV Developed Inventory
41
Capital:
•
HGV Capital
Revenue Streams:
•
Sales of VOI
•
Financing
•
Club & Resort Management
•
Rental & Ancillary
Margin:
•
vs. JIT -
higher
•
vs. FFS -
higher
Return:
•
vs. JIT -
lower
•
vs. FFS -
lower
© Hilton Grand Vacations Proprietary

C A P I T A L -
E F F
I C I E N T   B U S I N E S S
M O D E L
Just-in-Time Inventory
42
Capital:
•
HGV Capital
Revenue Streams:
•
Sales of VOI
•
Financing
•
Club & Resort Management
•
Rental & Ancillary
Margin:
•
vs. Developed -
lower
•
vs. FFS -
higher
Return:
•
vs. Developed -
higher
•
vs. FFS -
lower
© Hilton Grand Vacations Proprietary

C A P I T A L -
E F F
I C I E N T   B U S I N E S S
M O D E L
Fee-for-Service Inventory
43
Capital:
•
Third Party Capital
Revenue Streams:
•
Commissions & Brand Fees
•
Club & Resort Management
•
Rental & Ancillary
Margin:
•
vs. Developed -
lower
•
vs. JIT -
lower
Return:
•
vs. Developed -
higher
•
vs. JIT -
higher
© Hilton Grand Vacations Proprietary

H G V I N V E N T O R Y S P E N D I N G 44 © Hilton Grand Vacations Proprietary

45
H G V   I N V E N T O R Y   P O S I T I O N
We have dramatically
increased inventory,
81% capital-efficient
as of 9/30/16
(1) As of September 30, 2016, supply of inventory equaled 5.5+ years of sales up from 2.7 years in 2011
Source: Company 10-Ks, Company presentation
© Hilton Grand Vacations Proprietary
1

T
H
E
C
A
P
I
T
A
L
-
E
F
F
I
C
I
E
N
T
M
O
D
E
L
A
L
L
O
W
S
U
S
T
O
D
E
V
E
L
O
P
I N V E N T O R Y
R A P I D L Y
A N D
S U P P
O R T
H I G H E R
S A L E S
HGV Contract Sales (2011-2015)
(Millions of Dollars)
46
© Hilton Grand Vacations Proprietary

K E Y   D E V E L O P M E N T   P A R T N E R S
(1)
Represents
the
capital
HGV
would
have
spent
if
these
weren’t
Fee-for-Service
projects:
estimated
product
cost
of
25%
applied
to
the
$5B
estimated
gross
volume
Source: Company reports
47
v
$61M
vs.
~$1.3B
© Hilton Grand Vacations Proprietary
1

48
Source: Company 10-Ks, Company presentation
We are the industry leader in fee-for-service
Why HGV?
I
N
D
U
S
T
R
Y
L
E
A
D
I
N
G
F
E
E
-
F
O
R
-
S
E
R
V
I
C
E
I
N
V
E
N
T
O
R
Y
M
O
D
E
L
© Hilton Grand Vacations Proprietary
rd
rd
returns to HGV and 3    party developers
•
Proof of concept
•
Strong brand
•
Leading industry performance
•
Efficient
and
scalable
distribution
model –
attractive
•
Strong
portfolio
of
3
party
developers
with
a
history of multiple projects
•
3-4 year ramp-up period

Key Investment Highlights 49 © Hilton Grand Vacations Proprietary

K E Y   I N V E S T M E N T   H I G H L I G H T S
1
Exclusive Long-Term Relationship with Hilton
2
Sophisticated Customer Engagement Model
3
Exceptional Vacation Offerings
4
High-Quality Customers & Strong Net Owner Growth
5
Differentiated, Capital-Efficient Business Model
6
Strong Growth Opportunities
7
Experienced and Execution-Focused Management Team
50
© Hilton Grand Vacations Proprietary

Access to Hilton’s strong commercial engines
E
X
C
L
U
S
I
V
E
L
O
N
G
-
T
E
R
M
R
E
L
A
T
I
O
N
S
H
I
P
W
I
T
H
H
I
L
T
O
N
51
•
Exclusive rights to use the Hilton brand
name in the timeshare space
•
Access to 58 million HHonors
members
•
Industry-leading sales & marketing
platform and continued use of Hilton.com
•
Access to proprietary Hilton data
•
Access to convert HGV Club points to
HHonors
points
•
License fee is 100% variable
Loyalty Program
~58M members
Worldwide Sales
~$10B in annual revenue
Reservations &
Customer Care
+40M interactions per year
Online & Mobile
~570+M site visits per year
Information Technology
Proprietary platform
© Hilton Grand Vacations Proprietary

S O P H I S T I C A T E D   C U S T O M E R   E N G A G E M E N T   M O D E L
89+ Million Qualified Prospects
170+ million Unique Individuals
(proven Hilton affinity)
Contactable
(legal and business rule compliance)
Profile
(wealth score)
Offer
Capable
(income and model)
52
© Hilton Grand Vacations Proprietary

E
X
C
E
P
T
I
O
N
A
L
V
A
C
A
T
I
O
N
O
F
F
E
R
I
N
G
S
TUSCANY RESORT
Orlando, Florida
SUNRISE LODGE Park City, Utah
ELARA
Las Vegas, Nevada
WEST 57
th
STREET New York, New York
53
© Hilton Grand Vacations Proprietary

H I G H -
Q U A L I T Y ,   L O Y A L   C U S T O M E R S
We consider our 265,000 members to be among the highest quality in the industry with:
93%
Homeowners
(Owners as of 9/30/16)
$113,000
Average Household
Income
(Owners as of 9/30/16)
25
Leisure Travel
Days Per Year
54
Baby
Boomers
Millennials
Generation X
(2016 New Owners)
736
Weighted Average
Fico Score¹
(9 months ended 9/30/16)
1.78%
Delinquency Rate
(For Loans Over 30 Days
Past Due Not in Default)
(As of 9/30/16)²
2.84%
Loan Default Rate
(Year ended 12/31/15)
(1) For new loans to U.S. and Canadian borrowers at the time of origination; (2) 2.2% HOA delinquency rate for the year ended
12/31/15
Source: Company analysis
© Hilton Grand Vacations Proprietary

I
N
D
U
S
T
R
Y
-
L
E
A
D
I
N
G
N
E
T
O
W
N
E
R
G
R
O
W
T
H
(1) Reflects 2014-2015 growth in members for Vistana
Signature Experiences and Hyatt Vacation Ownership
Source: Company analysis
55
© Hilton Grand Vacations Proprietary

D
I
F
F
E
R
E
N
T
I
A
T
E
D
,
C
A
P
I
T
A
L
-
E
F
F
I
C
I
E
N
T
B
U
S
I
N
E
S
S
M
O
D
E
L
Source: Company analysis
56
Development Model
VOI Sales Focus
Distribution Model
Ability to Respond
to Market Growth
Traditional
Timeshare Model
Capital Intensive
Majority
Owner Sales
Dispersed/
Smaller Center Model/
Less Efficient
Structurally
Disadvantaged
Less Capital
Intensive
Majority New
Owner Sales
Concentrated Larger
Centers/
Scalable/Efficient
Structurally
Advantaged
© Hilton Grand Vacations Proprietary

I N T E R N A T I O N A L G R O W T H O P P O R T U N I T I E S Source: Company reports 57 © Hilton Grand Vacations Proprietary

S
T
R
O
N
G
L
O
N
G
-
T
E
R
M
I
N
D
U
S
T
R
Y
F
U
N
D
A
M
E
N
T
A
L
S
58
Consumer Spending & Employment
Favorable Domestic Tourism Trends
Timeshare Industry to
Recover Peak Levels
Allowing HGV to Outperform
given reduced competition and greater market share
© Hilton Grand Vacations Proprietary

E
X
P
E
R
I
E
N
C
E
D
A
N
D
E
X
E
C
U
T
I
O
N
-
F
O
C
U
S
E
D
M
A
N
A
G
E
M
E
N
T
T
E
A
M
Mark Wang
President and Chief
Executive Officer
James Mikolaichik
Chief Financial Officer
Michael Brown
Chief Operating Officer
59
Stan Soroka
Chief Customer Officer
Barbara Holkamp
Chief Human Resources Officer
Charles Corbin
Chief Legal Officer
© Hilton Grand Vacations Proprietary

B
O
A
R
D
OF
D
I
R
E
C
T
O
R
S
BRENDA J. BACON
President and CEO of Brandywine Senior Living
KENNETH A. CAPLAN
Senior managing director and the global chief
investment officer of Blackstone’s Real Estate
Group, a division of The Blackstone Group
DAVID W. JOHNSON
President
and
CEO
of
Aimbridge
Hospitality
MARK LAZARUS
Chairman of NBC Sports Group
PAMELA PATSLEY
Executive chairman of MoneyGram International
LEONARD A. POTTER
President and chief investment officer of
Wildcat Capital Management
PAUL W. WHETSELL
President
and
CEO
of
CapStar
Hotel
Company
60
© Hilton Grand Vacations Proprietary

S T R A T E G I C   P R I O R I T I E S
Source: Company reports
61
Grow contract
sales with balanced
mix of new and
existing owners
Grow Vacation Sales
Pursue expansion
opportunities in new
and existing markets
Add urban and
resort locations like
Washington D.C.
and Maui
Grow Our
Member Base
Remain focused on
Net Owner Growth
Leverage Hilton
relationship to target
new, brand-loyal
members
Leverage new and
existing marketing
relationships
Continue to Enhance
Member Experiences
Expand product,
service, and
technology options
for our members
Consistently deliver
quality customer service
and experiences
Leverage Hilton
Worldwide’s rapidly
expanding global
network
Optimize our Sales
Mix of Capital
Efficient Inventory
Target 50/50 sales
mix of owned and
fee-for-service
inventory
Drive premium top line
growth, FCF and ROIC
Expand partner
relationships, pursue
development/
acquisitions
Pursue Opportunistic
Business Ventures
Use innovative
platform and
experience to
create new products
Work with Hilton
Worldwide and Park to
expand our footprint
Pursue third-party
marketing
partnerships and
potential M&A
opportunities
© Hilton Grand Vacations Proprietary

Financial Strengths JIM MIKOLAICHIK Chief Financial Officer, Hilton Grand Vacations 62 © Hilton Grand Vacations Proprietary

K E Y   B U S I N E S S
D R I V E R S
63
Real estate revenues driven by tours and closings
Real estate margin driven by inventory, sales and marketing efficiency
We finance 2/3 of our owned inventory sales and scale and low cost of funds drives financing margin
Net owner growth focus expands member base
Growing membership base drives resort and club margin
We rent unsold/unused inventory and generate margin after covering the cost of inventory carry and HGV point conversions
© Hilton Grand Vacations Proprietary

K E Y B U S I N E S S D R I V E R S (1) % of developed contract sales financed (excluding 90-day “same as cash” loans). 64 © Hilton Grand Vacations Proprietary

B U S I N E S S S E G M E N T : R E A L E S T A T E S A L E S A N D F I N A N C I N G 65 © Hilton Grand Vacations Proprietary

B U S I N E S S S E G M E N T : R E S O R T O P E R A T I O N S A N D C L U B M A N A G E M E N T 66 © Hilton Grand Vacations Proprietary

R E S I L I E N T B U S I N E S S M O D E L © Hilton Grand Vacations Proprietary 67 Contribution to Segment Adjusted EBIDTA LTM 9/30/16

R E V E N U E ,
A D J U S T E D
E B I T D A   A
N D
F R E E
C A S H
F L O W
(1) See appendix for a reconciliation of Adjusted EBITDA and Free Cash Flow.
(2) Free cash flow calculated as cash flow from operations (adjusted for non-cash stock compensation) less non-inventory capex.
Total Revenues
Total Adjusted EBITDA
1
Cumulative Free Cash Flow
1 2
68
© Hilton Grand Vacations Proprietary

69
L
O
N
G
-
T
E
R
M
T
A
R
G
E
T
S
(
3
-
Y
E
A
R
M
O
D
E
L
)
Operating Metrics
•
4 to 6 percent tour flow growth
•
Contract sales growth of 5% to 7%
•
Net owner growth of 6% to 7%
•
Real estate margin 27% to 29%
Financial Statement Metrics
•
Total revenue growth of 5% to 6%
•
G&A 18% to 20% growth rate in 2017; 2018-2019 2% to 3% CAGR
•
Adjusted EBITDA growth of 4% to 6%
•
Adjusted EBITDA margin between 23% and 25%
Capital Structure
•
Inventory spend between $135M to $165M per year
•
Owned inventory balance on hand between 2 and 3 years of owned sales
•
$30M to $40M in annual non-inventory CapEx
•
3-year average free cash flow of approximately $140M -
$150M per year
© Hilton Grand Vacations Proprietary

R E V E N U E A N D O P E R A T I N G I N C O M E G R O W T H Note: Graphs Show 2019E Range of Outcomes at 5% and 7% Contract Sales CAGR 70 Revenue Net Income © Hilton Grand Vacations Proprietary

A D J U S T E D
E B I T D A
A
N D
E A R N I N G S
P E R
S H A R E
G R O W T H
Note: Graphs Show 2019E Range of Outcomes at 5% and 7% Contract Sales CAGR
71
Adjusted EBITDA
Earnings per Share
© Hilton Grand Vacations Proprietary

F
L
E
X
I
B
L
E
C
A
P
I
T
A
L
I
Z
A
T
I
O
N
S
T
R
U
C
T
U
R
E
Note: Financial figures as of 9/30/2016.
•
Total leverage of 1.3x and net leverage of 0.9x
•
Staggered debt maturity schedule with no maturities
for the next 5 years
•
Attractive weighted average cost of debt of 4.82%
•
Adequate liquidity position with approximately $250
million in liquidity (between unrestricted cash and
undrawn revolver capacity)
72
Debt Maturity Schedule
© Hilton Grand Vacations Proprietary

73
O U T L O O
K
Net Income
$160M to $176M
$170M to $186M
Adjusted EBITDA
$383M to $409M
$390M to $415M
Net Cash Provided by
Operating Activities
$151M to $158M
$174M to $191M
Free Cash Flow
$125M to $135M
$140M to $160M
Contract Sales Growth
8% to 9%
5% to 7%
FFS as % of Contract Sales
55% to 57%
52% to 57%
2016
2017
21% -
23%
20% -
22%
20% -
22%
Contract
Sales
Net
Income
Adjusted
EBITDA
Q1 2017E % of FY 2017 Results
© Hilton Grand Vacations Proprietary

H I S T O R I C A L
A D J U S T E D
E B I T D A
R E C O N C
I L I A T I O N
(1)
Non-recourse debt interest expense is excluded from the definition of EBITDA as per timeshare industry standard methodology.
74
© Hilton Grand Vacations Proprietary
Year Ended December 31,
Nine months ended Sep. 30,
LTM ended Sep. 30,
2013
2014
2015
2015
2016
2016
Total Revenues
$1,224
$1,317
$1,475
$1,094
$1,168
$1,549
Net income
128
167
174
125
130
179
Non-recourse debt interest expense¹
7
15
13
10
9
12
Recourse debt interest expense
48
36
29
22
20
27
Income tax expense
90
113
118
84
98
132
Depreciation and amortization
16
18
22
16
17
23
EBITDA
$289
$349
$356
$257
$274
$373
Gain on debt extinguishment
(22)
-
-
-
-
-
Other (gain)/loss
-
(5)
-
-
1
1
(Gain)/loss on foreign currency translation
5
2
-
-
(2)
(2)
Share-based compensation expense
22
4
13
11
7
9
Other adjustment items
12
3
4
2
21
23
Adjusted EBITDA
$306
$353
$373
$270
$301
$404
Cash flow from operations
196
213
131
82
116
165
Share-based compensation
22
4
13
11
7
9
Non-inventory capital expenditures
(17)
(17)
(18)
(13)
(21)
(26)
Free Cash Flow
$201
$200
$126
$80
$102
$148

L T M
S A L E S
A N D
S E G M E N T
A D J U S T E D
E B I T D A
R E C O N C I L I A T I O N
75
© Hilton Grand Vacations Proprietary
Year Ended December 31,
Nine months ended Sep. 30,
LTM ended Sep. 30,
2015
2015
2016
2016
Contract Sales
1,068
794
863
1,137
Fee-for-Service Sales
611
472
514
653
Owned Sales
457
322
349
484
Business Lines
Real Estate
Revenues
Sales of VOIs, net
492
355
359
496
Sales, marketing, brand and other fees
457
352
382
487
Expenses
Cost of VOI sales
(173)
(144)
(110)
(139)
Sales and marketing
(541)
(395)
(443)
(589)
Intersegment Eliminations
(16)
(14)
(16)
(18)
Share-based compensation add-back
2
1
2
3
Contribution to Segment Adjusted EBITDA
221
155
174
240
Financing
Revenues
Financing Revenue
127
95
100
132
Expenses
Financing Expenses
(32)
(24)
(24)
(32)
Consumer financing interest expense
13
10
9
12
Contribution to Segment Adjusted EBITDA
108
81
85
112
Club and Resort Management
Revenues
Club and resort management revenues
125
85
98
138
Expenses
Club and resort management expense
(32)
(23)
(25)
(34)
Intersegment Eliminations
(1)
(1)
(2)
(2)
Share-based compensation add-back
1
1
1
1
Contribution to Segment Adjusted EBITDA
93
62
72
103
Rental and Ancillary
Revenues
Rental and ancillary services revenues
164
125
135
174
Intersegment Eliminations
18
15
18
21
Expenses
Rental and ancillary services expense
(113)
(83)
(86)
(116)
Contribution to Segment Adjusted EBITDA
69
57
67
79
Total Segment Adjusted EBITDA
491
355
398
534

F
O
R
W
A
R
D
-
Y
E
A
R
A
D
J
U
S
T
E
D
E
B
I
T
D
A
R
E
C
O
N
C
I
L
I
A
T
I
O
N
76
(1)
Represents adjustments for one-time public company costs
2016E
2017E
(In millions)
Low Case
High Case
Low
Case
High Case
Contract Sales
8%
9%
5%
7%
FFS as % of
contract sales
55%
57%
52%
57%
Segment adjusted EBITDA
523
543
547
567
G&A
60
54
71
65
License Fee
80
80
86
87
Adjusted EBITDA
383
409
390
415
Share based comp
9
7
16
14
Other items
1
28
28
11
11
EBITDA
346
374
363
390
Non-recourse debt
interest expense
12
12
18
18
Corporate debt interest expense
4
4
27
27
Allocated parent interest expense
29
29
0
0
Depreciation and amortization
23
23
27
27
Income tax
expense
118
130
121
132
Net income
160
176
170
186
Cash flow
from operating activities
151
158
174
191
Share based compensation
9
7
16
14
Non-inventory
capex
(35)
(30)
(50)
(45)
Free cash flow
125
135
140
160
© Hilton Grand Vacations Proprietary

© Hilton Grand Vacations Proprietary